UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported): May 11, 2016

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      1245 Q Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including ZIP code)

(402) 475-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 11, 2016, the Company held its 2016 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

●	The election of two directors, Donald M. Berwick and Gail L. Warden, to the Company’s Board of Directors for three-year terms to expire at the Company’s 2019 annual meeting of shareholders;

●	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016; and

●	An advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement.

As of the March 10, 2016 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 20,894,893 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate of 208,948.93 votes; and 3,517,992 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 3,517,992 votes. Approximately 94.88% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Donald M. Berwick and Gail L. Warden as directors for three-year terms to expire at the Company’s 2019 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage	Votes	Percentage(2)
Donald M. Berwick	3,275,046.95	99.73%	8,930.80	0.27%	252,278.44	N/A

Gail L. Warden	2,890,031.38	88.00%	393,946.37	12.00%	252,278.44	N/A

Ratify Appointment of KPMG LLP for 2016

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
3,437,593.82	99.80%	6,914.41	0.20%	91,720.96	N/A	0.00	N/A

Advisory Vote to Approve Executive Compensation

The shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
3,243,589.47	99.89%	3,551.58	0.11%	36,836.70	N/A	252,278.44	N/A

(1)     Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.

(2)     “N/A” means that director “withheld” votes, abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION

Dated: May 13, 2016	By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary

4